UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 10, 2024
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State Street Corporation
(Exact name of Registrant as Specified in its Charter)
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Massachusetts	001-07511	04-2456637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Congress Street
Boston	Massachusetts	02114
(Address of principal executive offices, and Zip Code)

Registrant’s telephone number, including area code:	(617)	786-3000
________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value per share	STT	New York Stock Exchange

Depositary Shares, each representing a 1/4,000th ownership interest in a share of	STT.PRG	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series G, without par value per share
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.    Results of Operations and Financial Condition.
On October 15, 2024, State Street Corporation ("State Street") issued a news release announcing its results of operations for the third-quarter of 2024. Copies of that news release and accompanying third-quarter 2024 financial information addendum are furnished herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 10, 2024, Eric Aboaf informed State Street of his intention to step down from his roles as State Street's vice chairman and chief financial officer to take a position with a firm outside of banking. Mr. Aboaf is expected to remain at State Street into February of 2025 through the filing of State Street's annual report on Form 10-K for the 2024 fiscal year with the U.S. Securities and Exchange Commission ("SEC"). State Street has commenced its succession plan with a formal internal and external search process.
Item 7.01.    Regulation FD Disclosure.
On October 15, 2024, State Street made available a slide presentation providing highlights of its third-quarter 2024 results of operations and related information as of September 30, 2024, which is being made available in connection with an October 15, 2024 investor conference call. A copy of that slide presentation is furnished herewith as Exhibit 99.3 and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.
State Street's news release dated October 15, 2024, announcing its third-quarter 2024 results of operations and accompanying third-quarter 2024 financial information addendum are furnished herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference in Item 2.02 hereof; and a slide presentation providing highlights of State Street's third-quarter 2024 results of operations and related information, which is being made available in connection with an October 15, 2024 investor conference call, is furnished herewith as Exhibit 99.3 and is incorporated by reference in Item 7.01 hereof.

	Exhibit No.	Description
	99.1	State Street's news release dated October 15, 2024, announcing its third-quarter 2024 results of operations (this Exhibit 99.1 is furnished, not filed)
	99.2	State Street's third-quarter 2024 financial information addendum (this Exhibit 99.2 is furnished, not filed)
	99.3	Slide presentation providing highlights of State Street's third-quarter 2024 results of operations and related information (this Exhibit 99.3 is furnished, not filed)
*	104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Submitted electronically herewith

Forward-Looking Statements
This current report on Form 8-K contains forward-looking statements within the meaning of United States securities laws, including statements about our expectations regarding the departure of State Street’s vice chairman and chief financial officer. Forward-looking statements are often, but not always, identified by such forward-looking terminology as “expect,” “intend,” “will,” “plan,” “believe,” “anticipate,” and “may,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements. Important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2023 annual report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this report should not by relied on as representing our expectations or beliefs as of any time subsequent to the time this report is first filed with the SEC, and we do not undertake efforts to revise those forward-looking statements to reflect events after that time.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

		By:	/s/ Elizabeth M. Schaefer
		Name:	Elizabeth M. Schaefer,
		Title:	Senior Vice President and Chief Accounting Officer
Date:	October 15, 2024